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                                                                    EXHIBIT 10.9





                         AMENDED AND RESTATED BY-LAWS OF

                         OSORIO AND WATKIN, D.M.D., P.C.































                                                       Adopted December 11, 1996











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                          AMENDED AND RESTATED BY-LAWS
                                       OF
                         OSORIO AND WATKIN, D.M.D., P.C.


                                    ARTICLE I

                                     OFFICES

     SECTION 1.1. PRINCIPAL OFFICE. The initial principal office of the Corporation shall be as indicated in the Articles of Organization of the Corporation. The Corporation may have such other offices, either within or without the Commonwealth of Massachusetts, as it may require from time to time.

     SECTION 1.2. CHANGE IN PRINCIPAL OFFICE. The Board of Directors of the Corporation may at any time and from time to time, change the principal office of the Corporation in the Commonwealth, provided that no such change shall be effective until a certificate of such change, specifying the post-office address of its new principal office in the Commonwealth, signed under the penalties of perjury by the Clerk or an Assistant Clerk of the Corporation, has been filed with the Massachusetts Secretary of State.


                                   ARTICLE II

                                  STOCKHOLDERS

     SECTION 2.1. PLACE OF MEETINGS. All meetings of the stockholders for the election of directors shall be held at the offices of the Corporation or elsewhere in the United States as the Board of Directors may designate. Meetings of stockholders for any other purpose may be held at such place in the United States as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     SECTION 2.2. ANNUAL MEETINGS. An annual meeting of the stockholders, commencing with the year 1995, shall be held on the second Tuesday in May in each year, but if a legal holiday, then on the next business day following, at 10:00 a.m., at which the stockholders shall elect directors and transact such business as may properly be brought before such meeting. In the event that an annual meeting has not been held on the date fixed in these By-Laws, a special meeting in lieu of the annual meeting may be held with all the force and effect of an annual meeting.

     SECTION 2.3. SPECIAL MEETINGS. Special meetings of the stockholders may be called by the President or by the directors, and shall be called by the Clerk, or in case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one (1) or more stockholders who hold


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at least one-tenth part in interest of the capital stock entitled to vote thereat. In case none of the officers is able and willing to call a special meeting, the Supreme Judicial or Superior Court, upon application of at least one-tenth part in interest of the capital stock entitled to vote thereat, shall have jurisdiction in equity to authorize one (1) or more of such stockholders to call a meeting by giving such notice as is required by law.

     SECTION 2.4. NOTICE OF MEETINGS. A written notice of the place, date and hour of all meetings of stockholders stating the purposes of the meeting shall be given by the Clerk or an Assistant Clerk (or other person authorized by these By-Laws or empowered pursuant to Section 2.3) at least seven days before the meeting to each stockholder entitled to vote thereat and to each stockholder who, under the Articles of Organization or under the By-Laws, is entitled to such notice, by leaving such notice with him or at his residence or usual place of business, or by mailing it, postage prepaid, and addressed to such stockholder at his address as it appears in the records of the Corporation.

     SECTION 2.5. WAIVER OF NOTICE. Whenever notice of a meeting is required to be given a stockholder under any provision of law or of the Articles of Organization or these By-Laws, a written waiver thereof, executed before or after the meeting by such stockholder or his attorney thereunto authorized and filed with the records of meeting, shall be deemed equivalent to such notice.

     SECTION 2.6. CLOSING OF TRANSFER BOOKS AND FIXING OF RECORD DATE. The directors may fix in advance a time, which, unless a shorter period is provided in the Articles of Organization, shall be not more than sixty days before the date of any meeting of stockholders or the date for the payment of any dividend or the making of any distribution to stockholders or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof or the right to receive such dividend or distribution or the right to give such consent or dissent, and in such case only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the Corporation after the record date; or without fixing such record date the directors may for any of such purposes close the transfer books for all or any part of such period. If no record date is fixed and the transfer books are not closed, the record date for determining stockholders having the right to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors acts with respect thereto. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in



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this Section, such determination shall apply to any adjournment of the meeting.

     SECTION 2.7. QUORUM. A majority of the shares of the Corporation issued, outstanding and entitled to vote at a meeting represented in person or by proxy shall constitute a quorum at any meeting of stockholders, provided that, if less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.

     SECTION 2.8. MANNER OF ACTING. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting shall be the act of the stockholders, unless the vote of a greater number or voting by classes is required by law, the Articles of Organization or these By-Laws.

     SECTION 2.9. PROXIES. Stockholders may vote in person or by proxy provided, however, that a proxy may only be given to a Qualified Person (as defined in Section 6.5 hereof). No proxy dated more than six months before the meeting named therein shall be valid and no proxy shall be valid after the final adjournment of such meeting. Notwithstanding the provisions of the prior sentence, a proxy coupled with an interest sufficient in law to support an irrevocable power, including, without limitation, an interest in the shares relating to the proxy or in the Corporation generally, may be made irrevocable if it so provides, need not specify the meeting to which it relates, and shall be valid and enforceable until the interest terminates, or for such shorter period as may be specified in the proxy. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. Proxies shall be filed with the Clerk of the Corporation before or at the time of the meeting. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

     SECTION 2.10. VOTING OF SHARES. Stockholders entitled to vote shall have one vote for each share of stock owned by them and a proportionate vote for a fractional share, unless otherwise provided by the Articles of Organization.

     SECTION 2.11. INFORMAL ACTION BY STOCKHOLDERS. Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meeting of stockholders. Such consent shall be treated for all purposes as a vote at a meeting.


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     SECTION 2.12. VOTING AGREEMENTS. An agreement between two or more stockholders or between one or more stockholders and one or more other persons, if in writing and signed by the parties thereto, whether or not such parties include all of the stockholders of the Corporation, may provide that the shares held by such stockholders shall be voted under procedures set forth in said agreement.


                                   ARTICLE III

                                    DIRECTORS

     SECTION 3.1. GENERAL POWERS. The property, business and affairs of the Corporation shall be managed by a Board of Directors. In the management and control of the property, business and affairs of the Corporation, the Board of Directors may exercise all of the powers of the Corporation except such as are conferred by law or these By-Laws or the Articles of Organization upon the stockholders.

     SECTION 3.2. NUMBER, ELECTION AND TERM OF OFFICE. The Board of Directors shall consist of the stockholder(s) of the Corporation and one person nominated by First New England Dental Centers, Inc. (the "First Dental Director") and elected by the stockholder(s). The directors shall be elected at the annual meeting of the stockholders by such stockholders as have the right to vote thereon, and each such stockholder voting at said meeting shall vote for each other stockholder, and for the persons nominated by First New England Dental Centers, Inc., to be directors. Each director shall hold office until the next annual election of directors and until his successor is chosen and qualified or until the director sooner dies, resigns, is removed or becomes disqualified to serve as a director. Any election of directors by stockholders shall be by ballot if so requested by any stockholder entitled to vote thereon.

     SECTION 3.3. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without other notice than this By-Law, immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the time and place, either within or without the Commonwealth of Massachusetts, for the holding of additional regular meetings in which case no other notice need be given.

     SECTION 3.4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the First Dental Director. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the Commonwealth of Massachusetts, as the place for holding any special meeting of the Board of Directors.


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     SECTION 3.5. NOTICE; WAIVER OF NOTICE. Written notice of any special meeting of directors shall be given at least two (2) days before the meeting as follows:

     (i) by leaving such notice with him/her at his/her residence or usual place of business; (ii) by mailing such notice, postage prepaid, and addressed to such person at his address as it appears in the records of the Corporation;
     (iii) by facsimile transmission of such notice to such person's usual place of business; or (iv) by hand delivery or telegram to such person at his/her usual place of business or, in the event such notice is given on a Saturday, Sunday or holiday, to such person at his residence. If notice is given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. If mailed, such notice shall be deemed to be delivered two (2) business days following the date deposited in the United States mail properly addressed, with postage thereon prepaid.

          Notice of a meeting need not be given to any director, if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     SECTION 3.6. QUORUM. The number of directors required to constitute a quorum shall be a majority of the directors then in office, provided that the First Dental Director is present at the meeting in person or by proxy. If a quorum is present, a majority of the directors present may take any action on behalf of the board, except to the extent that a larger number is required by law or the Articles of Organization or these By-Laws, and provided that the First Dental Director votes in favor of the action. If less than a quorum of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

     SECTION 3.7. MEETINGS BY TELECOMMUNICATIONS. Unless the Articles of Organization otherwise provide, members of the Board of Directors or any committee designated thereby may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

     SECTION 3.8. PRESUMPTION OF ASSENT. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless


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his dissent is entered in the minutes of the meeting or unless he files his written dissent to such action with the person acting as the secretary of the meeting before the adjournment of the meeting or forwards such dissent by registered mail to the Clerk of the Corporation immediately after the adjournment of the meeting. Such right to dissent does not apply to a director who voted in favor of such action.

     SECTION 3.9. COMMITTEES OF DIRECTORS. The Corporation may provide for an executive committee or other committees to be elected from and by the Board of Directors, and the directors may, to the extent permitted by law, delegate to any such committee or committees some or all of their powers. The foregoing notwithstanding, the Board of Directors may not delegate its power or authority with respect to any of the following actions:

          (a)  change the principal office of the Corporation;

          (b)  amend By-Laws;

          (c)  elect officers and to fill vacancies in any such offices;

          (d) change the number of the Board of Directors and to fill vacancies in the Board of Directors;

          (e)  remove officers or directors from office;

          (f) authorize the payment of any dividend or distribution to shareholders;

          (g) authorize the reacquisition for value of stock of the Corporation; or

          (h)  authorize a merger.

     Except as otherwise provided in the Articles of Organization, the directors may determine the manner of conducting committee business, whether at a meeting or otherwise, and the number of members required to take specified types of action. The designation of any such committee and the delegation of any authority thereto shall not operate to relieve the directors from any responsibility imposed upon them by law.

     SECTION 3.10. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee, if any, may be taken without a meeting, if all the directors entitled to vote consent to the action in writing and the written consents are filed with the records of the meetings. Such consents shall be treated for all purposes as a vote at a meeting.


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     SECTION 3.11. REMOVAL OF DIRECTORS. Any director, other than the First
Dental Director, may be removed from his/her office with cause if a majority of the directors agree to call a special meeting of the Board of Directors to consider removal and sixty seven percent (67%) of the directors then in office, other than the affected director, vote in favor of removal at such meeting; provided, however, that the director to be removed shall be given reasonable notice of the reasons for the proposed removal and an opportunity to be heard by the Board of Directors before a removal vote is taken. The director to be removed shall have no right to participate in the deliberations of the Board of Directors with respect to the removal vote. Voting by the Board of Directors with respect to removal of a director shall be by closed ballot. The First Dental Director may be removed, at any time, with or without cause, by written notice from the President of First New England Dental Centers, Inc.

     SECTION 3.12. RESIGNATION. Any director of the Corporation may resign from office by delivering or causing to be delivered to any officer of the Corporation, or to the Board of Directors, a written resignation, which shall only take effect upon acceptance by the Board of Directors.

     SECTION 3.13. VACANCIES. Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the number of directors may be filled by election at a meeting of the stockholders by such stockholders as have the right to vote thereon; provided, however, that in the event of a vacancy created by the death, disqualification, resignation or removal of the First Dental Director, such stockholders shall vote for the person nominated to replace the First Dental Director as nominated by First New England Dental Centers, Inc. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.


                                   ARTICLE IV

                                    OFFICERS

     SECTION 4.1. NUMBER. The principal officers of the Corporation shall be a President, a Treasurer and a Clerk, each of whom shall be elected by the Board of Directors. The Board of Directors may appoint such other officers as they deem necessary who shall have such authority and shall perform such duties as from time to time may be prescribed by the Board of Directors. Any person may simultaneously hold more than one office of the Corporation.

     SECTION 4.2. ELECTION AND TERM OF OFFICE. The officers of the Corporation shall be elected annually by the Board of Directors at the first regular meeting of the Board of Directors held after each annual meeting of stockholders. If the election


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of officers is not held at that meeting, the election shall be held as soon thereafter as practicable. Each officer shall hold office until the first regular meeting of the Board of Directors following the next annual meeting of the stockholders or any meeting held in lieu thereof, and until his successor shall have been duly elected and shall have qualified, or until he sooner dies, resigns, is removed or becomes disqualified to hold such office. The President and any Vice President of the Corporation shall be a shareholder and director of the Corporation. Other officers of the Corporation need not be shareholders or directors of the Corporation.

     SECTION 4.3. REMOVAL. Any officer of the Corporation may be removed if at least sixty seven percent (67%) of the directors vote at a special or regular meeting in favor of removal; provided, however, that the officer to be removed shall be given reasonable notice of the reasons for the proposed removal and an opportunity to be heard by the Board of Directors before a vote on removal is taken. The officer to be removed shall have no right to participate in the deliberations of the Board of Directors with respect to the removal vote. Voting by the Board of Directors with respect to removal of an officer shall be by closed ballot.

     SECTION 4.4. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term. Vacancies or new offices may be filled at any meeting of the Board of Directors.

     SECTION 4.5. BONDS. If the Board of Directors by resolution shall so require, any officer or agent of the Corporation shall give bond to the Corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

     SECTION 4.6. PRESIDENT. Unless another officer is so designated by the Board of Directors, the President shall be the chief executive officer of the Corporation and shall in general supervise and control all of the daily business and affairs of the Corporation. He may sign, with the Treasurer, or another director of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, notes, checks, drafts, contracts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.


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     SECTION 4.7. VICE PRESIDENTS. In the absence of the President or in the event of his inability or refusal to act, the Vice President (or, in the event there is more than one Vice President, Vice Presidents in the order designated, or in the absence of any designation, then in the order of their election), if any, shall perform the duties of the President. Any Vice President may sign, with the Clerk or an Assistant Clerk, certificates for shares of the Corporation, and shall perform those other duties which from time to time may be assigned to him by the Board of Directors or by the President.

     SECTION 4.8. TREASURER. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article V of these By-Laws; (b) sign checks or drafts on the accounts of the Corporation up to amounts authorized from time to time by the Board of Directors; (c) sign checks or drafts on the accounts of the Corporation in amounts authorized from time to time by the Board of Directors;
(d) sign, with the President or a Vice President, certificates for shares of the Corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (e) prepare or cause to be prepared monthly unaudited financial statements; and (f) in general, perform all duties incident to the office of Treasurer and all other duties as from time to time may be assigned to him by the Board of Directors or the President.

     SECTION 4.9. CLERK. The Clerk shall: (a) keep the minutes of the stockholders' and of the Board of Directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and, if the Corporation has a corporate seal, of the seal of the Corporation and see that the seal of the Corporation is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these By-Laws; (d) keep a register of the post office address of each stockholder which shall be furnished to the Clerk by such stockholder; (e) have general charge of the share transfer books of the Corporation; (f) in general, perform all duties incident to the office of Clerk and all other duties as from time to time may be assigned to him by the Board of Directors or the President; and (g) be a resident of the Commonwealth of Massachusetts unless the Corporation has appointed a resident agent to receive service of process.

     SECTION 4.10. ASSISTANT TREASURERS AND ASSISTANT CLERKS. The Assistant Treasurers as thereunto authorized by the Board of


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Directors may sign with the President or a Vice President certificates for shares of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers and Assistant Clerks, in general, shall perform such duties as shall be assigned to them by the Treasurer or the Clerk, respectively, or by the Board of Directors or the President.

                                    ARTICLE V

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 5.1. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

     SECTION 5.2. LOANS. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances. No loans shall be made by the Corporation secured by its shares.

     SECTION 5.3. CHECKS, DRAFTS, ETC. All checks, drafts or other order for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in the manner which shall from time to time be determined by resolution of the Board of Directors.

     SECTION 5.4. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in banks, trust companies or other depositories which the Board of Directors may select.


                                   ARTICLE VI

             SHARES, CERTIFICATES FOR SHARES AND TRANSFER OF SHARES

     SECTION 6.1. ISSUANCE AND REGULATION. The Board of Directors may make such rules and regulations as it may deem expedient concerning the transfer and registration of certificates for shares of the Corporation, including the appointment of transfer agents and registrars. The Board of Directors shall, upon the affirmative vote of sixty-seven percent (67%) of all directors, have the authority, without first offering the same or any part of the same to any present or future stockholders for subscription, to issue the whole or any part of any unissued capital stock from time to time authorized under the Articles of Organization of this Corporation to any Qualified Person (as


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defined in Section 6.5), in such manner and amounts and for such consideration and upon such terms and conditions as the directors may determine from time to time in their discretion. No stock shall be issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the Corporation, or is in its possession as surplus. No stockholders shall have any preemptive rights to acquire capital stock of the Corporation.

     SECTION 6.2. CERTIFICATES FOR SHARES. Each stockholder shall be entitled to a certificate stating the number and the class and the designation of the series, if any, of the shares held by him. Such certificate shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer. Such signatures may be facsimiles if the certificate is signed by a transfer agent, or by a registrar, other than a director, officer or employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the time of its issue. Every certificate issued for shares of stock at a time when such shares are subject to any restriction on transfer pursuant to the Articles of Organization, these By-Laws or any agreement to which the Corporation is a party shall have the restriction noted conspicuously on the certificate and shall also set forth on the face or back of the certificate either the full text of the restriction, or a statement of the existence of such restriction and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge. Every stock certificate issued at a time when the Corporation is authorized to issue more than one class or series of stock shall set forth upon the face or back of the certificate either the full text of the preferences, voting powers, qualifications and special and relative rights and privileges of the shares of each class and series, if any, authorized to be issued, as set forth in the Articles of Organization, or a statement of the existence of such preferences, powers, qualifications and rights and privileges, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

          Each certificate representing shares shall also state the name of the Corporation, the date of issue, that the Corporation is organized under the laws of the Commonwealth of Massachusetts, the name of the person to whom it is issued, and the par value of each share represented by the certificate or a statement that the shares are without par value. Each certificate shall be otherwise in such form as may be prescribed by the Board of Directors and shall conform to the rules of any Stock Exchange on which the shares may be listed.


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     SECTION 6.3. CANCELLATION OF CERTIFICATES. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and cancelled, except as herein provided with respect to lost, stolen or destroyed certificates, and except that the President or a Vice President and the Treasurer or an Assistant Treasurer, by executing and placing in the stock and transfer records of the Corporation a certificate to such effect, may cancel any certificate notwithstanding that such certificate has not been surrendered to the Corporation or any of its agents, if such shares have been redeemed or deemed to have been redeemed by the Corporation pursuant to the Articles of Organization, these By-Laws or an agreement with the Corporation.

     SECTION 6.4. LOST, STOLEN OR DESTROYED CERTIFICATES. Subject to Section 8-405 of the Massachusetts Uniform Commercial Code, as amended form time to time, the Board of Directors shall determine the conditions upon which a new certificate of stock may be issued in place of any certificate alleged to have been lost, mutilated or destroyed. They may, in their discretion, require the owner of a lost, mutilated or destroyed certificate, or his legal representative, to give a bond, sufficient in their opinion, with or without surety, to indemnify the Corporation against any loss or claim or expense which may arise by reason of the issue of a certificate in place of such lost, mutilated or destroyed stock certificate.

     SECTION 6.5. QUALIFICATIONS OF STOCKHOLDERS. The Corporation shall issue shares of its capital stock only to "Qualified Persons". Qualified Persons shall mean (1) natural persons who are duly licensed and registered, and in good standing, under the laws of the Commonwealth of Massachusetts, or under the laws of any other state or territory of the United States or the District of Columbia, to render any service permitted by the Articles of Organization of the Corporation, (2) general partnerships in which all persons are natural persons described in subparagraph (1) of this Section, or (3) professional corporations authorized by law to render any professional service permitted by the Articles of Organization of the Corporation.

     SECTION 6.6. TRANSFER RESTRICTIONS. No disposition, sale, assignment, pledge, hypothecation or other transfer of all or any part of the shares of the capital stock of the Corporation, whether voluntarily, involuntarily, by operation of law or otherwise, shall be made by any stockholder, or by any heir, executor, legal representative, devisee, testamentary beneficiary, trustee in bankruptcy, successor or assign of any stockholder, other than in accordance with any Stockholders Agreement then in effect among the Stockholders of the Corporation.

     SECTION 6.7. MISCELLANEOUS. No person who transfers, holds, or purports to exercise any rights or privileges with respect to


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any shares of capital stock of the Corporation in violation of the rights, restrictions and provisions set forth under this Article VI, shall have the right to vote, to receive dividends or to enjoy or exercise any other rights or privileges as a holder of any shares of capital stock with respect to which any such violation or default shall exist.

     SECTION 6.8. LEGEND. Each outstanding stock certificate of the Corporation shall bear the following endorsement in bold print: "The shares of stock represented by this certificate and the transfer thereof are subject to certain restrictions imposed by M.G.L. c.156A, the Board of Registration in Dentistry, the Articles of Organization, these By-laws of the Corporation and a certain Stock Transfer Restriction Agreement among the Stockholders."

     SECTION 6.9. TRANSFER OF SHARES. Subject to the terms of this Article VI, shares of the Corporation shall be transferable on the books of the Corporation by the holder thereof, in person or by his duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed and payment of all required taxes, if any, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the Corporation, a transfer of shares can be made only on the books of the Corporation and in the manner hereinabove provided, and the Corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by the statutes of the Commonwealth of Massachusetts.


                                   ARTICLE VII

                                   FISCAL YEAR

          The fiscal year of the Corporation shall end on the 31st day of December in each calendar year.


                                  ARTICLE VIII

                                    DIVIDENDS

          The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Organization.

                                   ARTICLE IX

                                      SEAL

          The Board of Directors may provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Massachusetts," or shall be in such other form as the Board of Directors may from time to time determine.


                                    ARTICLE X

                                 INDEMNIFICATION

          The Corporation shall, to the maximum extent legally permissible, indemnify all directors, officers, employees and other agents of the Corporation, and persons who serve at its request as directors, officers, employees or other agents of another organization, or who serve at its request in any capacity with respect to any employee benefit plan, against all liability and expenses, including counsel fees, reasonably incurred by or imposed upon such person in connection with any proceeding in which he may become involved by reason of his serving or having served in such capacity (other than a proceeding voluntarily initiated by such person unless he is successful on the merits, the proceeding was authorized by a majority of the Board of Directors or the proceeding seeks a declaratory judgment regarding his own conduct). Such indemnification shall include payment by the Corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification under this Article. Any such indemnification shall be provided although the person to be indemnified is no longer an officer, director, employee or agent of the Corporation or of such other organization or no longer serves with respect to any such employee benefit plan.

          No indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Corporation or to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan. The Board of Directors shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another organization or with respect to any employee benefit plan, against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability.


                                   ARTICLE XI

                              CONFLICT OF INTEREST

          No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other organization of which one or more of its directors or officers are directors, trustees or officers, or in which any of them has any financial or other interest, shall be void or voidable, or in any way affected, solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes, approves or ratifies the contract or transaction, or solely because his or their votes are counted for such purposes, if:

        (i) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee which authorizes, approves or ratifies the contract or transaction, and the board or committee in good faith authorizes, approves or ratifies the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

        (ii) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the stockholders; or

        (iii) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee thereof which authorizes, approves or ratifies the contract or transaction. No director or officer of the corporation shall be liable or accountable to the corporation or to any of its stockholders or creditors or to any other person, either for any loss to the corporation or to any other person or for any gains or profits realized by such director or officer, by reason of any contract or transaction as to which clauses (i), (ii) or (iii) above are applicable.


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


                                   ARTICLE XII

                                CORPORATE RECORDS

          The original, or attested copies, of the Articles of Organization, By-Laws, and records of all meetings of the incorporators and stockholders, and the stock and transfer records, which shall contain the names of all stockholders and the record address and the amount of stock held by each, shall be kept in the Commonwealth for inspection by the stockholders at the Corporation's principal office or an office of the Clerk, or of the transfer agent or the Resident Agent, if any. Said copies and records need not all be kept in the same office.


                                  ARTICLE XIII

                                   AMENDMENTS

          To the extent permitted by law, these By-Laws may be altered, amended or repealed and new By-Laws may be adopted by the unanimous vote of all of the directors; except with respect to any provision thereof which by law or the Articles of Organization require action by the stockholders.




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


                                   CERTIFICATE


     The undersigned Clerk of Osorio and Watkin, D.M.D., P.C. (the "Company"), hereby certifies that attached hereto is a true and accurate copy of the By-Laws of the Company duly adopted by the Board of Directors of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as an instrument under seal as of the 11th day of December, 1996.


                                               ---------------------------------
                                                 Julian Osorio, D.M.D., Clerk